UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-53600

Date of Report (Date of earliest event reported: October 29, 2012

CHINA YCT INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	65-2954561
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

c/o Shandong Spring Pharmaceutical Co., Ltd Economic Development Zone Gucheng Road Sichui County Shandong Province PR China	273200
(Address of principal executive offices)	(Zip Code)

86-537-4268278

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

China YCT International Group, Inc. (“CYIG”) entered into a termination agreement (the “Termination Agreement”) as of October 29, 2012, with L.Y. Research Corporation (“LY Research”, together, the “Parties”), to terminate a purchase agreement between the Parties entered in February 2011, as amended as of August 15, 2011 and October 21, 2011 (the “Purchase Agreement”).

On February 24 2011, the Parties entered into the Purchase Agreement, which provided, in part, for the transfer of LY Research to CYIG of US patent No. 6,475,531 B1, titled “Safe Botanical Drug for Treatment and Prevention of Influenza and Increasing Immune Function” (the “Patent”), in consideration for the issuance of 44,254,952 shares of common stock of CYIG (the “Shares”), as reported on our Current Report on Form 8-K and filed with the Securities and Exchange Commission on March 3, 2011.

On March 11, 2011, CYIG delivered the Shares to a designee of LY Research in consideration for the assignment of Patent from L.Y. Biotech Limited, a wholly-owned subsidiary of LY Research on January 25, 2011, as reported on our Current Report on Form 8-K and filed with the Securities and Exchange Commission on August 26, 2011.

On October 21, 2011, the Parties entered into an amendment to the Purchase Agreement, as reported on our Current Report on Form 8-K and filed with the Securities and Exchange Commission on October 24, 2011. Pursuant to the Amendment Agreement, in the event that certain conditions were not fulfilled on or before October 21, 2012, the Patent was to be returned to LYHK and the Shares were to be returned to CYIG, and the Purchase Agreement, as amended, was to be cancelled and of no further force or effect.

The abovementioned conditions were not fulfilled as of October 21, 2012. Therefore, the Parties entered into the Termination Agreement to formally terminate the Purchase Agreement, and return the Patent and the Shares to LY Research and CYIG, respectively.

All of the respective rights and obligations between the Parties existing or arising under the Purchase Agreement were cancelled and rendered null and void, upon (1) the transfer of the Shares to CYIG and (2) the recording of the assignment of the Patent from CYIG to L.Y. Biotech Limited with the United States Patent and Trademark Office on November 21, 2012.

A copy of the Termination Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

  (d)     Exhibits

Exhibit Number	Description

10.1	Termination Agreement, dated as of October 29, 2012, by China YCT International Group, Inc. and L.Y. Research Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China YCT International Group, Inc.

Dated: January 15, 2013	By: /s/ Yan Tinghe
Yan Tinghe
Chief Executive Officer